Rule 497(e)

File Nos. 333-01153 & 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated July 15, 2009

To the Prospectus dated May 1, 2009 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Sentinel Variable Products Trust has provided this fund description of the Sentinel Variable Products Small Company Fund to include information regarding the Portfolio’s holdings through March 31, 2009. The following paragraph shall replace the description of the Sentinel Variable Products Small Company Fund in the “The Portfolios” section on page 25 of the Prospectus:

“Sentinel Variable Products Small Company Fund – seeks growth of capital. The Small Company Fund normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior notice to the Portfolio’s shareholders. For this purpose, small companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $3 billion. The Portfolio invests primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The weighted median market capitalization of the Portfolio’s holdings as of March 31, 2009 was $1.4 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company.”

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The Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. approved the liquidation and termination of the AllianceBernstein Utility Income Portfolio (the “Liquidation”). The Liquidation is expected to be consummated September 25, 2009 and the liquidating distributions will be made shortly thereafter. The process of liquidating theAllianceBernstein Utility Income Portfolios’ securities to raise cash may commence prior to the expiration of the 60 days’ notice period and continue thereafter. Any assets remaining in the Portfolio as of the date the Portfolio liquidates will be defaulted to the Schwab Money Market Portfolio™. As of the date the Portfolio discontinues accepting requests to purchase shares, any allocations or automatic Rebalancer allocations to the Portfolio will be defaulted to the Schwab Money Market Portfolio™.

Accordingly, the following paragraph is added to the end of the AllianceBernstein Utility Income Portfolio description in the “The Portfolios” section on page 15 of the Prospectus:

“The Board of Directors of the Portfolio has approved liquidation of the assets of the Portfolio. The Liquidation is expected to be consummated September 25, 2009 and the liquidating distributions will be made shortly thereafter. Contract owners will be given 60 days’ notice of the Liquidation. The process of liquidating the Portfolios’ securities to raise cash may commence prior to the expiration of the 60 days’ notice period and continue thereafter.

“Any assets remaining in the Portfolio as of the date the Portfolio liquidates will be defaulted to the Schwab Money Market Portfolio™. As of the date the Portfolio discontinues accepting requests to purchase shares, any allocations or automatic Rebalancer allocations to the Portfolio will be defaulted to the Schwab Money Market Portfolio™.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.